UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2022

KORTH DIRECT MORTGAGE INC.

(Exact name of registrant as specified in its charter)

Florida	000-1695962	27-0644172
(State or other Jurisdiction	Commission File Number	(IRS Employer Identification No.)
of incorporation)

135 San Lorenzo Avenue, Suite 600, Coral Gables, FL 33146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:     (305) 668-8485

                      n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

The Registrant voluntarily files Exchange Act Reports and has filed all Exchange Act reports for the preceding 12 months.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Trust Indenture and Security Agreement (144A Private Placements)

On July 28, 2022, KDM Funding I LLC (the “KDMF”) a Florida limited liability company and wholly owned subsidiary of Korth Direct Mortgage Inc., (the “Company”), entered into a Trust Indenture and Security Agreement with Delaware Trust Company as Trustee (the “Indenture”). The Indenture provides certain terms under which KDMF will issue its mortgage secured notes (the “Notes”), which are defined in the Indenture as special limited obligations of KDMF to be issued in series (each a “Series”).

KDMF must make payments to the Noteholders only to the extent it has received payments from the borrower on the underlying loan ( the “CM Loan”). No holder of a Note (each a “Noteholder”) shall have any recourse against KDMF unless and only to the extent that KDMF (1) has failed to pay such Holder the CM Loan net payments in respect of one or more CM Loans corresponding to such Holder’s Note or (2) has otherwise breached a covenant in the Indenture. A default by a borrower of a CM Loan is not a default by KDMF. KDMF must act in good faith and use commercially reasonable efforts to service and collect the CM Loan payments for payment to the Noteholders. KDMF has the right at any time to amend or waive any term of any CM Loan if it deems such action to be in the best interest of the Noteholders.

For each Series of Notes, KDMF grants the Trustee a first perfected interest in all of its right, title, and interest in each of the corresponding CM Loan(s), including its mortgage, mortgage note and all other documents which are pledged to secure the payment of principal of, redemption premium, if any, and interest on the mortgage loan or loans underlying that Series. The Trustee’s remedies upon a breach of KDMF’s obligations as to a Series of Notes under the Indenture include acceleration of the Series of Notes, any other the remedies available at law to collect principal and interest due on a Note. If an event of default is continuing, holders of a majority of the principal amount of a Note can direct enforcement of the Note. KDMF may supplement the Indenture by consent of a majority of Noteholders, provided that certain provisions must have the consent of each Noteholder of a Series, for example a change in principal amount or modifications which reduce the rights of current holders.

As long as any Notes are outstanding under the Indenture, KDMF may incur no debts other than the Notes covered by the Indenture. Notwithstanding the foregoing, KDMF may incur debt secured by mortgages and CM Loans when such debt may be used as a warehouse or holding facility for the issuance of Notes or other mortgage-related activities.

The Company has executed the Indenture as Paying Agent and Authenticating Agent and has been named by KDMF as the Servicer of its CM Loans. The Company has agreed to use the same standards to service KDMF CM Loans as it would its own and will remit payments to the Noteholders under the Notes as and when received from the CM Loan borrowers in its capacity as the loan servicer. The Company will receive a servicing fee for these services to be established with the issuance of each series of Notes.

 Purchase Agreements for Multiple Series of Mortgage Secured Notes

 On July 29, 2022, the Company and its wholly owned subsidiary KDMF each entered into a Purchase Agreement for Multiple Series of Mortgage Secured Notes with KDM’s subsidiary, J.W. Korth & Company Limited Partnership (the “Agreements”).  The Agreements set forth the terms under which J.W. Korth & Company Limited Partnership, acting as the “initial purchaser”, will acquire mortgage secured notes of either the Company or its subsidiary KDMF for resale purposes.

  The sale of the mortgage secured notes will not be registered under the Securities Act of 1933 as Amended (the “Securities Act”) and will be sold on a private placement basis to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act of 1933.

The Agreements contain customary representations, warranties, covenants and agreements between the initial purchaser and the Company and KDMF, including indemnification for certain liabilities under the Securities Act, the Exchange Act, other obligations of the parties and termination provisions.  The representations, warranties and covenants contained in the Agreements were made only for purposes of such agreement, are solely for the benefit of the parties to the Agreements, and may be subject to limitations agreed upon by the parties thereto.

The foregoing descriptions of the Trust Indenture and Security Agreement and the Purchase Agreements for Multiple Series of Mortgage Secured Notes Agreement are not complete and are qualified in their entirety by reference to the full text of the Trust Indenture and Purchase Agreements attached hereto as Exhibits 1.1, 1.2 4.4, and incorporated by reference herein by this reference.

The foregoing descriptions of the Trust Indenture and Security Agreement and the Purchase Agreements for Multiple Series of Mortgage Secured Notes Agreement are not complete and are qualified in their entirety by reference to the full text of the Trust Indenture and Purchase Agreements attached hereto as Exhibits 1.1, 1.2 and 4.4 incorporated by reference herein by this reference.

Item 9.01	Financial Statements and Exhibits

Exhibit

1.1	Purchase Agreement for Multiple Series of Mortgage Secured Notes between J.K. Korth & Company Limited Partnership as the initial purchaser, and Korth Direct Mortgage Inc. dated July 29, 2022.

1.2	Purchase Agreement for Multiple Series of Mortgage Secured Notes between J.K. Korth & Company Limited Partnership as the initial purchaser, and KDM Funding I LLC dated July 29, 2022.

4.4	Trust Indenture and Security Agreement (144A Private Placements) Among KDM Funding I LLC.\, Delaware Trust Company and Korth Direct Mortgage Inc.

101	Interactive Data File

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2022	KORTH DIRECT MORTGAGE INC.

	By:	/s/ Holly C. MacDonald-Korth
Holly C. MacDonald-Korth, President